                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):August 17, 1998


              GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1995-1
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          MINNESOTA                33-62433             APPLIED FOR
-----------------------------------------------------------------------------
(State or other jurisdiction     (Commission           (IRS employer
      of incorporation)          file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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         ITEM 5.  OTHER EVENTS.

                  Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on August 17, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

                           The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                           Exhibit No.   Description

                              99.1       Monthly Report delivered to
                                         Certificateholders on
                                         August 17, 1998.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 1998


                                       FLOORPLAN RECEIVABLES MASTER TRUST
                                       1995-1

                                       By  GREEN TREE FINANCIAL CORPORATION
                                           as Servicer with respect to the Trust


                                       By: /s/Phyllis A. Knight
                                           -----------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                                     PAGE
------                                                                     ----

 99.1          Monthly Report delivered to Certificateholders                5
               on August 17, 1998.